UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 24, 2017

ASHFORD HOSPITALITY PRIME, INC.
(Exact name of registrant as specified in its charter)

MARYLAND	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 24, 2017, Ashford Hospitality Prime, Inc. (“AHP”) announced that it has entered into an amended and restated advisory agreement (the “Amended Agreement”) with Ashford Inc. (the “Advisor”).  The Amended Agreement amends and restates the Third Amended and Restated Advisory Agreement, dated as of June 10, 2015, among AHP, the Advisor and certain of their affiliates (the “Existing Agreement”).  The Amended Agreement will not become effective unless and until it is approved by AHP’s stockholders.

A special committee of the board of directors of AHP, comprised solely of independent directors, led the negotiations of the Amended Agreement with a special committee of the board of directors of the Advisor.  The AHP special committee retained separate independent legal and financial advisors to assist the committee in its negotiations and evaluation of the Amended Agreement.  The AHP special committee recommended that the board of directors of AHP, acting solely by the vote of its independent directors, declare the Amended Agreement to be advisable and to recommend that AHP’s stockholders approve the Amended Agreement.

A copy of the Amended Agreement is attached as an exhibit to this Form 8-K and is incorporated herein by reference.  Material terms of the Amended Agreement include, without limitation, the following terms:

•	AHP will make a cash payment to the Advisor of $5.0 million at the time the Amended Agreement becomes effective;
•	the termination fee payable to the Advisor under the Existing Agreement has been amended by eliminating the 1.1x multiplier and tax gross up components of the fee;
•
the Advisor will disclose publicly the revenues and expenses used to calculate “Net Earnings” on a quarterly basis which is used to calculate the termination fee; the Advisor will retain an accounting firm to provide a quarterly report to AHP on the reasonableness of the Advisor’s determination of expenses, which will be binding on the parties;

•	the right of the Advisor under the Existing Agreement to appoint a “Designated CEO” has been eliminated;
•	the right of the Advisor to terminate the Existing Agreement due to a change in a majority of the “Company Incumbent Board” (as defined in the Existing Agreement) has been eliminated;
•
AHP will be incentivized to grow its assets under a “growth covenant” in the Amended Agreement under which AHP will receive a deemed credit against a base amount of $45.0 million for: 3.75% of the total purchase price of each hotel acquired after the date of the Amended Agreement that was recommended by the Advisor, netted against 3.75% of the total sale price of each hotel sold after the date of the Amended Agreement.  The difference between $45.0 million and such net credit, if any, is referred to as the “Uninvested Amount.”  If the Amended

Agreement is terminated, other than due to certain acts by the Advisor, AHP must pay the Advisor the Uninvested Amount, in addition to any termination fee payable under the Amended Agreement;
•
the Amended Agreement requires AHP to maintain a net worth of not less than $390 million plus 75% of the equity proceeds from the sale of securities by AHP after December 31, 2016 and a covenant prohibiting AHP from paying dividends except as required to maintain its REIT status if paying the dividend would reduce AHP’s net worth below the required minimum net worth;

•	the initial term of the Amended Agreement ends on the 10th anniversary of its effective date, subject to renewal by the Advisor for up to seven additional successive 10-year terms;
•	the base management fee payable to the Advisor will be fixed at 70 bps, and the fee will be payable on a monthly basis;
•	reimbursements of expenses to the Advisor will be made monthly in advance, based on an annual expense budget, with a quarterly true-up for actual expenses;
•	the right of AHP to terminate the Existing Agreement due to a change of control of the Advisor has been eliminated;
•
the rights of AHP to terminate the Existing Agreement at the end of each term upon payment of the termination fee based on the parties being unable to agree on new market-based fees or Advisor’s performance have been eliminated; however, the Amended Agreement provides a mechanism for the parties to renegotiate the fees payable to the Advisor at the end of each term based on then prevailing market conditions, subject to floors and caps on the changes;

•
if a Change of Control (as defined in the Amended Agreement) is pending, AHP has agreed to deposit not less than 50%, and in certain cases 100%, of the applicable termination fee in escrow, with the payment of any remaining amounts owed to the Advisor secured by a letter of credit and/or first priority lien on certain assets;

•
AHP’s ability to terminate the Amended Agreement due to a material default by the Advisor is limited to instances where a court finally determines that the default had a material adverse effect on AHP and the Advisor fails to pay monetary damages in accordance with the Amended Agreement; and

•	if AHP repudiates the Amended Agreement, AHP will be liable to the Advisor for a liquidated damages amount.

The foregoing is intended only as a summary of certain terms of the Amended Agreement.  It is not a complete description of the Amended Agreement.  It is subject to and qualified in its entirety by reference to the Amended Agreement, a copy of which is filed as an exhibit to this Current Report.

 ITEM 7.01 Regulation FD Disclosure

On January 24, 2017, AHP issued a press release announcing that it had entered into an amended and restated advisory agreement with Ashford Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 7.01 and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Important Information for Investors

This communication is not intended to and does not constitute the solicitation of any vote or approval in any jurisdiction. In connection with the proposed amendment to the advisory agreement (the “Proposed Amendment”), AHP will file with the Securities and Exchange Commission (the “SEC”) and mail or otherwise provide to its shareholders a proxy statement regarding the Proposed Amendment (the “Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, AHP’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED AMENDMENT OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMENDMENT. AHP’s investors and security holders may obtain a free copy of the Proxy Statement and other documents that AHP files with the SEC (when available) from the SEC’s website at www.sec.gov and the “Investor” section of http://www.ahpreit.com. In addition, the Proxy Statement and these other documents may also be obtained for free from AHP by directing a request to Ashford Hospitality Prime, Inc., Attn: Investor Relations, 14185 Dallas Parkway, Suite 1100, Dallas, Texas 75254 or by calling (972) 490-9600.

Certain Information Concerning Participants in the Proxy Solicitation

AHP and its directors, executive officers and employees may be deemed participants in connection with the solicitation of proxies from AHP’s shareholders with respect to the Proposed Amendment. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation, including a description of their direct or indirect interests, by security holdings or otherwise, will be included in the Proxy Statement when it is filed with the SEC. Security holders may obtain additional information regarding the names, affiliations and interests of such individuals in AHP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, filed with the SEC on March 15, 2016, and its definitive proxy statement for the 2016 annual meeting of shareholders, filed with the SEC on April 25, 2016. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the “Investor” section of http://www.ahpreit.com.

Safe Harbor for Forward-Looking Statements

This document contains statements that are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations or beliefs about future events. These statements are not guarantees of future events and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual events may differ materially from what is expressed in such forward-looking statements due to numerous factors. Further information and risks regarding factors that could affect AHPs business, operations, financial results or financial positions are discussed from time to time in AHP’s SEC filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2015. The stockholders of AHP and other readers are cautioned not to put undue reliance on any forward-looking statements. AHP undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

10.1	Fourth Amended and Restated Advisory Agreement
99.1	Press Release Announcing Fourth Amended and Restated Advisory Agreement

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 25, 2017

ASHFORD HOSPITALITY PRIME, INC.

By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel